Exhibit 10.4(d)

OPTION GRANT NO.

NOTICE OF STOCK OPTION GRANT

(INTERNATIONAL OPTIONEES)

TERNS PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN

The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase Ordinary Shares, $0.0001 par value per share (the “Ordinary Shares”), of Terns Pharmaceuticals, Inc., an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), pursuant to the Company’s 2017 Equity Incentive Plan, as amended from time to time (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”) and, for any non-U.S. optionees, the additional or replacement terms set forth in the addendum to the Stock Option Agreement (the “Addendum”).

Optionee:

Maximum Number of Shares Subject to this Option (the “Shares”):

Exercise Price Per Share:	$ per share

Date of Grant:

Vesting Start Date:

Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth below.

Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.

Tax Status of Option: (Check Only One Box):	☐ Incentive Stock Option (To the fullest extent permitted by the Code) ☐ Nonqualified Stock Option. (If neither box is checked, this Option is a Nonqualified Stock Option).

Vesting Schedule [EXAMPLE ONLY]: For so long as Optionee continuously provides services to the Company (or any Subsidiary or Parent of the Company) as an employee, officer, director, contractor or consultant, this Option will vest (that is, become exercisable) with respect to the Shares as follows: (a) prior to the first one (1) year anniversary of the Vesting Start Date this Option will not be vested or exercisable as to any of the Shares; (b) this Option will become vested and exercisable with respect to [1/4th] of the Shares on the one (1) year anniversary of the Vesting Start Date; and (c) thereafter, this Option will become vested and exercisable with respect to an additional [1/48th] of the Shares when Optionee completes each month of continuous service following the first one (1) year anniversary of the Vesting Start Date.

General; Agreement: By their signatures below, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan, the Stock Option Agreement and the Addendum. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By signing below, Optionee acknowledges receipt of a copy of this Grant Notice, the Plan, the Stock Option Agreement and the Addendum and represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon the grant or exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition. Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Optionee’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of equity awards, to the extent permitted by applicable law.

Exhibit 10.5(d)

Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.

TERNS PHARMACEUTICALS, INC.

By /Signature:	Optionee Signature:

Typed Name:	Optionee’s Name:

Title:

ATTACHMENT: Exhibit A – Stock Option Agreement

Exhibit A

Stock Option Agreement

EXHIBIT A

STOCK OPTION AGREEMENT

(INTERNATIONAL OPTIONEES)

TERNS PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN

This Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Terns Pharmaceuticals, Inc., an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), and the optionee named on the Grant Notice (“Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2017 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable. This Agreement shall be subject to any additional or replacement terms and conditions set forth in the Addendum.

1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of Ordinary Shares of the Company, $0.0001 par value per share (the “Ordinary Shares”), set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.

2. EXERCISE PERIOD.

2.1 Exercise Period of Option. This Option is considered to be “vested” with respect to any particular Shares when this Option is exercisable with respect to such Shares. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

2.2 Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”

2.3 Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.

3. TERMINATION.

3.1 Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).

3.2 Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

3.3 Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

4. MANNER OF EXERCISE.

4.1 Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option and (iv) any other agreements required by the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.

4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable foreign and U.S. Federal and state securities laws, as they are in effect on the date of exercise.

4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check or wire transfer), or where permitted by law:

(a) by cancellation of indebtedness of the Company owed to Optionee;

(b) by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;

(c) by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;

(d) provided that a public market for the Ordinary Shares exists and subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(e) by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.

4.4 Tax Withholding. As a condition to the exercise of this Option and as further set forth in Section 4.5 of this Agreement, Optionee agrees to make adequate provision for all applicable income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Option and Optionee’s participation in the Plan (“Tax-Related Items”).

4.5 Responsibility for Taxes. Prior to issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal, state and local withholding obligations of the Company or, if different, Optionee’s employer (the “Employer”). Optionee acknowledges that, regardless of any action taken by the Employer or the Company (or any Subsidiary or Parent or Affiliate of the Company), the ultimate liability for all Tax-Related Items is and remains Optionee’s responsibility and may exceed the amount actually withheld by the Company, the Employer or any Subsidiary, Parent or Affiliate. Optionee further acknowledges that the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Optionee is subject to Tax-Related Items in more than one jurisdiction, as applicable, Optionee acknowledges that the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to the relevant taxable or tax withholding event, as applicable, Optionee agrees to make adequate arrangements satisfactory to the Company, the Employer or any Subsidiary, Parent or Affiliate to satisfy all Tax-Related Items. In this regard, Optionee authorizes the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by withholding from: (i) a cash payment paid by the Optionee; (ii) Optionee’s wages or other cash compensation paid to Optionee, (iii) proceeds of the sale of Shares acquired at exercise of the Option either through a cashless exercise (provided that a public market for the Common Stock exists) or other voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization) without further consent; and/or (iv) if approved by the Committee, the Shares to be issued upon exercise having a Fair Market Value equal to up to the amount of Tax-Related Items required to be withheld using the maximum applicable tax rate or other metric required under applicable accounting rules. If the Company withholds or accounts for Tax-Related Items by withholding from the proceeds of the sale of Shares, the Company may consider and apply the maximum applicable rate in the applicable country, in which case Optionee will receive a refund of any over-withheld amount in cash and will have no entitlement to the common share equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Optionee is deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. Finally, the Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

4.6 Issuance of Shares. Provided that the Exercise Agreement and payment and provision for Tax-Related Items are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701, to the extent such requirements are applicable. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of foreign and U.S. Federal and state securities laws and with all applicable requirements of any stock exchange on which the Ordinary Shares may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

7. RESTRICTIONS ON TRANSFER.

7.1 Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement) unless and until:

(a) Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;

(c) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable state or foreign securities laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state or foreign securities laws have been taken; and

(d) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.

7.2 Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Right of First Refusal described below, except as permitted by this Agreement.

7.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.

8. MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of Ordinary Shares (determined on an as-converted into Ordinary Shares basis), Optionee will not, for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement filed with, and declared effective by, the SEC relating to the initial underwritten sale of Ordinary Shares of the Company to the public under the Securities Act or, if such public offering is outside the United States, filed with and declared effective by the relevant regulatory authority (the “IPO”), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Ordinary Shares or securities convertible into Ordinary Shares, except for: (i) transfers of Shares permitted under Section 9.6 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 8 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

9. COMPANY’S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

9.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.

9.2 Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

9.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

9.4 Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

9.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

9.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

9.7 Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Ordinary Shares of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Ordinary Shares pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the ordinary shares of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.

9.8 Encumbrances on Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Shares in the hands of such party and any transferee of such party.

9.9 Effect of Company Co-Sale Agreement. If Optionee is, or at any time hereafter becomes, a party to or otherwise bound by (i) the Company’s Right of First Refusal and Co-Sale Agreement dated as of April 7, 2017 among the Company and certain shareholders of the Company, as such may be amended and/or restated from time to time, and/or (ii) any other agreement that is a successor to or replacement of such agreement (collectively, the “Company Co-Sale Agreement”), then, in the event of any conflict or inconsistency between the provisions of Section 8 hereof and/or this Section 9 and any provisions in the Company Co-Sale Agreement granting the Company and/or other security holders of the Company rights of first refusal and/or co-sale rights with respect to any or all of the Shares or imposing market stand-off restrictions, Optionee agrees with the Company that the terms and conditions of the Company Co-Sale Agreement shall apply, govern, supersede and prevail over (and in lieu of) the provisions of Section 8 hereof and/or of this Section 9 (as applicable) so long as the Company Co-Sale Agreement is in effect and Optionee is a party to or bound thereby. If the Company Co-Sale Agreement is no longer in effect or if Optionee is not a party to or bound thereby, then the provisions of this Section 9 shall apply in full force and effect until termination of the Right of First Refusal and the provisions of Section 8 hereof shall apply in full force and effect in accordance with its terms.

10. RIGHTS AS A SHAREHOLDER. Optionee shall not have any of the rights of a shareholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the share certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

11. ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the share certificate(s) evidencing the Shares, to deliver such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of the Right of First Refusal.

12. COMPANY CO-SALE AGREEMENT AND VOTING AGREEMENT. As a material inducement and consideration for the Company to enter into this Agreement, Optionee hereby agrees that if, the Company requests Optionee to enter into and become a party to (a) the Company Co-Sale Agreement (and to subject the Shares to the rights of first refusal held by the Company and other Company investors thereunder and the co-sale rights of other investors thereunder and pursuant to which Optionee would agree to vote all Company shares held by Optionee in favor of certain material transactions, such as mergers or sales of the Company) and/or (b) the Company Voting Agreement (pursuant to which Optionee would agree to vote all Company shares held by Optionee for the election of directors), then Optionee will enter into such agreements and execute and deliver signature pages thereto (as requested by the Company) in such capacities as the Company requests, at the time of exercising this Option and as a condition to such exercise or at any later time.

13. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

13.1 Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any share certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Memorandum and Articles of Association, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the share certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):

(a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

(c) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE ORDINARY SHARES OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

Optionee agrees that if Optionee becomes a party to (i) the Company Co-Sale Agreement or (ii) (A) the Company’s Voting Agreement dated as of April 7, 2017 among the Company and certain shareholders of the Company, as such may be amended and/or restated from time to time, and/or (B) any other voting agreement that is a successor to or replacement of such agreement (collectively, the “Company Voting Agreement”), then Optionee agrees that the share certificate(s) evidencing the Shares shall, in addition, bear any legends required under the Company Co-Sale Agreement and/or the Company Voting Agreement, as applicable.

13.2 Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

13.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

14. TAX ADVICE. OPTIONEE SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH THE OPTIONEE RESIDES OR IS SUBJECT TO TAXATION BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

Optionee has obtained any necessary advice from an appropriate independent professional adviser in relation to the taxation and social contributions or taxation implications of the grant, exercise, assignment, release, cancellation or any other disposal of this Option pursuant to the Plan and on any subsequent sale of the Shares. In signing and returning this Agreement, the Optionee is confirming that appropriate advice has been sought from an independent adviser. The Company has not made any representation regarding applicable taxation implications.

15. GENERAL PROVISIONS.

15.1 Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

15.2 Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.

16. NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Optionee at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.

17. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.

18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

19. ADDENDUM. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Addendum for Country-Specific Terms and Conditions to this Agreement for Optionee’s country. Moreover, if Optionee relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to Optionee to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement.

20. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

21. TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

22. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

23. PERSONAL DATA AUTHORIZATION. Optionee hereby explicitly and unambiguously consent to the collection, processing, use and transfer, in electronic or other form, of Optionee’s personal data as described in this Agreement and any other award materials by and among, as applicable, the Company, or, if different, Optionee’s employer (the “Employer”), and its Subsidiaries or Parent for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that the Company and the Employer may hold certain personal information about Optionee, including but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all awards or any other entitlement to shares of Common Stock granted, canceled, exercised, vested, unvested or outstanding in Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (collectively, “Data”). Optionee understands that Data will be transferred to any third parties assisting the Company with the implementation, administration and management of the Plan. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect Optionee’s ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that Optionee may contact Optionee’s local human resources representative.

24. SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

25. REGULATION S REPRESENTATIONS AND RESTRICTIONS. If Optionee’s address is an address located outside of the United States, Optionee makes the following additional representations, warranties and agreements:

25.1 Non-US. Optionee is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act (“Regulation S”). The offer and sale of the Purchased Shares to Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and Optionee is not acquiring the Purchased Shares for the account or benefit of any U.S. Person.

25.2 No Offer or Sale. Optionee will not, during the restricted period applicable to the Purchased Shares set forth in the legend below (the “Restricted Period”) and any certificate representing the Purchased Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S.

25.3 Registration or Exemption. Optionee will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Purchased Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable foreign and state securities laws.

25.4 No Transfer in Violation of Restrictions; Legend. Optionee acknowledges and agrees that the Company shall not register the transfer of the Purchased Shares in violation of these restrictions. Optionee acknowledges and agrees that the certificates evidencing the Purchased Shares will bear the legend set forth below (in addition to any other legend required by applicable U.S. federal, state or foreign securities laws or provided in any other agreement with the Company):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. PARTICIPANTS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

* * * * *

Attachments: Addendum

                        Annex A: Form of Stock Option Exercise Notice and Agreement

TERNS PHARMACEUTICALS, INC.

ADDENDUM

COUNTRY-SPECIFIC TERMS AND CONDITIONS

FOR OPTIONEES OUTSIDE THE U.S.

Terms and Conditions

This Addendum includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee resides and/or works in one of the countries listed below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement to which this Addendum is attached.

If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee. References to Optionee’s Employer shall include any entity that engages Optionee’s services.

In accepting this Option, Optionee acknowledges, understands and agrees that:

a)	the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b)

the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

c)	all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

d)

the Option grant and Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, or, if different, Optionee’s Employer, or any Subsidiary or Parent or Affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company, as applicable, to provide for a Termination of Optionee’s service;

e)	Optionee is voluntarily participating in the Plan;

f)	the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

g)

the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

h)	the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

i)	if the underlying Shares do not increase in value, the Option will have no value;

j)	if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

k)

no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the Termination of Optionee’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, any of its Parent, Subsidiaries, or Affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, its Parent, Subsidiaries, or Affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

l)

for purposes of the Option, Optionee’s service will be considered Terminated as of the date Optionee is no longer actively providing services to the Company or any of its Parent, Subsidiaries, or Affiliates of the Employer (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the period (if any) during which Optionee may exercise the Option after such termination of Optionee’s service will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of his or her Option grant (including whether Optionee may still be considered to be providing services while on a leave of absence);

m)

unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

n)	the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and

o)

neither the Company, the Employer nor any Parent, Subsidiary or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

Notifications

This Addendum also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is provided solely for the convenience of Optionee and is based on the securities, exchange control and other laws in effect in the respective countries as of January 2017. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information noted herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.

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In addition, the information contained in this Addendum is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.

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CHINA

Terms and Conditions

Restrictions on Exercise. The following provisions apply to Optionee if Optionee is a PRC national:

Due to legal restrictions, the Option shall become exercisable by Optionee only at such time as (1) the Shares are publicly traded, quoted or listed on a recognized exchange or securities market, (2) the Shares are not subject to a market stand-off or lock-up agreement and (3) all necessary exchange control and other approvals from the State Administration of Foreign Exchange (the “SAFE”) of the People’s Republic of China (“PRC”) or its local counterpart have been received for Options granted under the Plan (such date of becoming exercisable, the “Liquidity Date”). In the case of a “combination transaction” (as defined in the Plan), the Option and the Shares shall be treated as provided in the Plan.

In the event that Optionee’s employment or service with the Company or any Subsidiary or Parent terminates, all unvested portions of the Shares subject to the Options will be forfeited and Optionee must exercise any vested Options within such time set forth in the Notice and Agreement and in compliance with exchange controls. However, if Optionee’s employment or service with the Company or any Subsidiary or Parent terminates prior to the Liquidity Date, the Company, reserves the right, but not the obligation, to allow additional forms of payment by Optionee depending on the development of local law.

Notwithstanding anything in the Agreement or this Addendum to the contrary, the Option may not be exercised if (i) if the issuance of such Shares upon such exercise or (ii) the method of payment of consideration for such shares would constitute a violation of any applicable law.

Transfer and/or Disposition of Shares. The Company may require Optionee to hold Shares acquired pursuant to exercise of the Option with an escrow agent designated by the Company and/or require Optionee to transfer or sell the Shares pursuant to such policies and procedures as the Company deems appropriate from time to time, including any procedures necessary to obtain approval from the SAFE or its local agency for the acquisition and disposition of the Shares by Optionee. The Company may require that all proceeds received from the Option be remitted to the PRC if the Company deems such action is necessary or appropriate to comply with applicable law.

Optionee must sell, transfer or otherwise dispose of the Shares acquired pursuant to the exercise of the Option in such manner and subject to such terms and conditions as the Committee determines within such period of time as the Committee may designate from time to time to comply with applicable laws, including requirements and conditions relating to SAFE registration (the “Disposition Deadline”). Optionee hereby authorizes the Company and appoints the Company as its attorney-in-fact to sell on Optionee’s behalf any Shares held by Optionee after the Disposition Deadline, without any further action, consent or instruction by Optionee. Optionee hereby acknowledges and agrees that the Company will not be held liable to Optionee with respect to its actions relating to the sale, transfer or disposition of Shares after the Disposition Deadline.

Exchange Control Obligations. The following provision applies to Optionee if Optionee is a PRC national and is provided for informational purposes only:

Following the exercise of the Option and sale of Shares, Optionee must comply with any exchange control repatriation requirements. If Optionee resides in the PRC, Optionee may be required to repatriate to the PRC all proceeds due to Optionee under the Plan, and such repatriation may need to be effected through a special exchange control account established by the Company or its Parent or Subsidiary in the PRC. In such circumstances, Optionee agrees that the proceeds of the sale of Shares may be transferred

4

to such special account prior to being delivered to Optionee. Optionee further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with PRC exchange control requirements.

The following provision applies to Optionee if Optionee is a non-PRC national:

Optionee understands, acknowledges and agrees that certain exchange control restrictions may apply, including requirements regarding the remittance of funds out of China to pay the Exercise Price and the remittance into China of any sale proceeds paid on Shares acquired under the Plan. Optionee further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with exchange control requirements.

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ANNEX A

FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

6

STOCK OPTION EXERCISE NOTICE AND AGREEMENT

(INTERNATIONAL OPTIONEES)

TERNS PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN

*NOTE: You must sign this Notice on Page 3 before submitting it to Terns Pharmaceuticals, Inc. (the “Company”) AND, if requested to do so by the Company, you must also sign the signature pages to the Company’s then-current Company Co-Sale Agreement and Company Voting Agreement (as those terms are defined in the Stock Option Agreement) before submitting this Notice to the Company.

OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”):

Name:	Social Security Number:

Address:	Employee Number:

Email Address:

OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):

Grant No.

Date of Grant:	Type of Stock Option:

Option Price per Share: $	☐ Nonqualified (NQSO)

Total number of Ordinary Shares of the Company subject to the Option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of Ordinary Shares of the Company for which the Option is now being exercised [                                         ]. (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price Being Paid for the Purchased Shares: $

Form of payment enclosed [check all that apply], availability of which is subject to the Addendum for Country-Specific Terms and Conditions attached to the Stock Option Agreement for Optionee’s country:

☐	Check for $ , payable to “Terns Pharmaceuticals, Inc.”
☐	Certificate(s) for Ordinary Shares of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By signing this Stock Option Exercise Notice and Agreement, Optionee hereby agrees with, and represents to, the Company as follows:

1.

Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of the Notice of Stock Option Grant and the Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2017 Equity Incentive Plan, as it may be amended (the “Plan”).

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2.

Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.

3.

Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below (“Rule 144”)) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

4.

Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

5.

Rights of First Refusal; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and the Stock Option Agreement that govern the Option.

6.

Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

7.	Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

8.

Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the Option) are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per Ordinary Share at the time the option was granted

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by the Board. Since Ordinary Shares are not traded on an established securities market, the determination of their fair market value was made by the Board and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

9.	Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

10.

Agreement to Enter into Company Co-Sale Agreement and Company Voting Agreement. Pursuant to the Stock Option Agreement, if requested to do so by the Company, I agree to enter into and execute the then-current Company Co-Sale Agreement and/or the then-current Company Voting Agreement concurrently with my exercise of the Option or at any other time I am requested to do so by the Company. I acknowledge that by entering into the Company Co-Sale Agreement I will be subjecting the Purchased Shares to the rights of first refusal, co-sale rights and all the other provisions of the Company Co-Sale Agreement and that by entering into the Voting Agreement I will be subjected to voting and other obligations and covenants regarding all Company shares I own and all other provisions of the Company Voting Agreement, in addition to the right of first refusal, repurchase option and market stand-off provisions described above.

11. Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other Tax-Related Items related to my participation in the Plan and legally applicable to me, as further set forth in the Stock Option Agreement governing the Option.

12. Regulation S Representations and Restrictions. If my address is an address located outside of the United States, I make the following additional representations, warranties and agreements:

(a) Non-US. I am not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act (“Regulation S”). The offer and sale of the Purchased Shares to me was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and I am not acquiring the Purchased Shares for the account or benefit of any U.S. Person.

(b) No Offer or Sale. I will not, during the Restricted Period applicable to the Purchased Shares set forth in the legend set forth below (the “Restricted Period”) and any certificate representing the Purchased Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S.

(c) Registration or Exemption. I will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Purchased Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable foreign and state securities laws.

(d) No Transfer in Violation of Restrictions; Legend. I acknowledge and agree that the Company shall not register the transfer of the Purchased Shares in violation of these restrictions. I acknowledge and agree that the certificates evidencing the Purchased Shares will bear the legend set forth below (in addition to any other legend required by applicable U.S. federal, state or foreign securities laws or provided in any other agreement with the Company:

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THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. PARTICIPANTS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

The undersigned hereby executes and delivers this Stock Option Exercise Notice and Agreement and agrees to be bound by its terms

SIGNATURE:	DATE:

Optionee’s Name:

ACCEPTED BY:

Terns Pharmaceuticals, Inc.

By

Title

DATE:
TIME:

[Signature Page to Stock Option Exercise Notice and Agreement]

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